LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED OCTOBER 5, 2021

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

OF EACH FUND LISTED IN SCHEDULE A

1)	The following is added to the end of the section titled “Management – Portfolio managers” in each fund’s Summary Prospectus and Prospectus:

It is anticipated that Mary Jane McQuillen will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Ms. McQuillen will continue as Head of the Environmental, Social and Governance Investment Program at ClearBridge.

2)	The following is added to the section of each fund’s Prospectus titled “More on fund management – Portfolio managers”:

It is anticipated that Mary Jane McQuillen will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Ms. McQuillen will continue as Head of the Environmental, Social and Governance Investment Program at ClearBridge.

3)

The following footnote is added to all references to Mary Jane McQuillen with respect to the fund in the sections of each fund’s SAI titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Portfolio Managers – Portfolio Manager Securities Ownership”:

*

It is anticipated that Ms. McQuillen will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Ms. McQuillen will continue as Head of the Environmental, Social and Governance Investment Program at ClearBridge.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON ETF INVESTMENT TRUST

ClearBridge Dividend Strategy ESG ETF	March 31, 2021
ClearBridge Large Cap Growth ESG ETF	March 31, 2021

Please retain this supplement for future reference.

CBAX665559